THIRD AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 1, 2012, is entered into among CINCINNATI BELL FUNDING LLC (the “Seller”), CINCINNATI BELL INC., as Servicer (the “Servicer”), and as Performance Guarantor (the “Performance Guarantor”), the Purchasers and Purchaser Agents parties hereto and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrator for each Purchaser Group (the “Administrator”).
RECITALS
1.The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of June 6, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and

2.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. As used herein, “Exiting Originator” means CyrusOne Inc., a Delaware corporation, and its successors and permitted assigns, and “PSA Amendment” means that certain Second Amendment to the Purchase and Sale Agreement, dated as of the date hereof, by and among the Exiting Originator, the other Originators party thereto, the Seller and the Servicer and consented to by PNC, as Administrator and the Purchaser Agent.

SECTION 2.Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1Exhibit I to the Agreement is amended by replacing the definition of “CBTS Lease Receivables” in its entirety with the following:

“CBTS Lease Receivables” means a Receivable the Originator of which is CBTS and for which the underlying goods and services are hardware and related services procured by the Obligor from CBTS, but of which the expectation for payment of such Receivable is by a third party financier as part of a direct leasing arrangement between such third party financier and the Obligor for such goods and services.
2.2Exhibit I to the Agreement is amended by replacing the definition of “CBTS Receivable” in its entirety with the following:

“CBTS Receivable” means a Receivable the Originator of which is CBTS.
2.3Exhibit I to the Agreement is amended by deleting in its entirety the defined term “Cyrus”.

2.4Exhibit I to the Agreement is amended by deleting in its entirety the defined term “CBDC”.

2.5Exhibit I to the Agreement is amended by deleting in its entirety the defined term “GramTel Receivables”.

2.6Exhibit I to the Agreement is amended by replacing the definition of “Specified Receivables” in its entirety with the following:

“Specified Receivables” means Equipment Lease Receivables and CBTS Software Receivables, in each case until the conditions set forth in the respective definitions thereof are no longer applicable.
2.7The definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is amended by (a) deleting in its entirety clause (s) thereof, (b) replacing “, and” at the end of clause (r) thereof with “.”, and (c) adding the word “and” to the end of clause (q) thereof.

2.8Exhibit I to the Agreement is amended by replacing the definition of “Legacy Originator” in its entirety with the following:

“Legacy Originator” means any of CBAD Virginia, eVolve, CBAD, CBET, CBT and CBW.
2.9Schedule II to the Agreement is amended and restated in its entirety as Schedule II attached hereto.

SECTION 3.Reaffirmation of Performance Guarantor. The Performance Guarantor hereby (i) consents (to the extent required under the Performance Guaranty or any applicable law) to and acknowledges and agrees with the amendments contemplated by this Amendment and by the PSA Amendment and any and all other amendments, modifications or waivers to or in the Transaction Documents amended on or before the date hereof, including any and all provisions thereof that may increase the obligations of any Originator, Servicer, Sub-Servicer or Seller and (ii) ratifies and reaffirms all of its payment and performance obligations under the Performance Guaranty.

SECTION 4.Representations and Warranties. Each of the Seller, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Purchaser and each Purchaser Agent as follows:

(a)Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person's valid and legally binding obligations, enforceable in accordance with its terms.
(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5.Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6.Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the condition precedent that the Administrator shall have received on or before the Effective Date each of the following, each in form and substance satisfactory to the Administrator:

(a)counterparts of (i) this Amendment and (ii) the PSA Amendment (and evidence that each of the conditions to effectiveness set forth therein have been satisfied) and
(b)    counterparts of an Assignment Agreement, dated as of the date hereof, by and among the Administrator, the Exiting Originator and the Seller.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 9.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
CINCINNATI BELL FUNDING, as Seller
By: /s/ Christopher C. Elma
Name: Christopher C. Elma
Title: Vice President and Treasurer

CINCINNATI BELL INC., as Servicer and as Performance Guarantor
By: /s/ Christopher C. Elma
Name: Christopher C. Elma
Title: Vice President and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the Market Street Purchaser Group

By: /s/ Mark Falcione
Name: Mark Falcione
Title: Senior Vice President

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent and as Related Committed Purchaser

By: /s/ Eero Maki
Name: Eero Maki
Title: Senior Vice President